STOCK POWER


KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, _________________ (the "Borrower"), for value received, hereby bargained, sold, assigned and transferred and by these presents hereby bargain(s), sell(s), assign(s) and transfer(s) unto

_______ Share(s) of the ___________ stock of _______________________ held in the name of the Borrower on the books of ________________________ represented by Certificate No. ___.


The Borrower hereby constitute(s) and appoint(s) _____________________________________ as attorney-in-fact to sell, assign, transfer, hypothecate, pledge and make over all or any part of the said stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney-in-fact or a substitute or substitutes shall lawfully do by virtue hereof.

WITNESSED this ________ day of __________________, 19___.



BORROWER:                     _______________________________
                              Borrower's Name:


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Signed and delivered
in the presence of:



_______________________
_______________________





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